UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) MAY 11, 2007
CRAWFORD & COMPANY
(Exact Name of Registrant as Specified in Its Charter)
Georgia
(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

5620 Glenridge Drive, N.E., Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 256-0830
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Articles of Incorporation.
     On May 11, 2007 Crawford & Company (the “Company”) filed with the Secretary of State of the State of Georgia amended and restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”), which became effective on such date. The Amended and Restated Articles of Incorporation remove Article II in its entirety. Article II designated Fulton County, Georgia as the place for the principal office of the Company and the Company intends to move its corporate headquarters outside Fulton County. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is filed herewith:

Exhibit Number	Descriptions

3.1	Amended and Restated Articles of Incorporation of Crawford & Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
By:	/s/ Allen W. Nelson
Allen W. Nelson, Executive Vice President - General Counsel & Corporate Secretary

Dated: May 14, 2007